EXHIBIT 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") dated as of July 31, 2014, among STANDARD PACIFIC CORP., a Delaware corporation (the "Borrower"), JPMORGAN CHASE BANK, N.A., as a Class A Lender ("JPM"), the lenders signatory hereto (such lenders, together with any other party who becomes a Lender to the Credit Agreement after the date hereof pursuant to Section 10.6 of the Credit Agreement, collectively, the "Lenders"), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"), and as Swingline Lender and as Issuing Lender, and J.P. MORGAN SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arrangers and Joint Lead Bookrunners, and BANK OF AMERICA, N.A., as Syndication Agent.
RECITALS:
A.  The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of October 19, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, and as further amended by that certain Letter Agreement, dated as of October 24, 2013 (as so amended and as the same may be further amended, modified and supplemented and in effect from time to time, the "Credit Agreement"; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement currently provides, among other things, for loans and other extensions of credit to be made by the Lenders to the Borrower in an aggregate amount of up to $450,000,000.
B.  The Borrower, the Administrative Agent and the Lenders desire to, among other things, extend the scheduled termination date and reduce the interest rate set forth in the Credit Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.  Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)  The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety:

"Applicable Margin": for each Class A Revolving Loan and Swingline Loan, commencing on the Effective Date of the Second Amendment the initial rate shall be 2.25% per annum for Eurodollar Loans, 1.25% per annum for ABR Loans and a commitment fee rate of 0.40% per annum. The applicable rate per annum will be adjusted from time to time as set forth below determined by reference to the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.1(g) with such determination being effective one (1) Business Day following receipt of such Compliance Certificate commencing with the Compliance Certificate due for the fiscal quarter ending June 30, 2014:
Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
≥ 1.50 to 1.00	2.50%	1.50%	0.45%
<1.50 to 1.00, but ≥ 1.00 to 1.00	2.25%	1.25%	0.40%
<1.00 to 1.00, but >0.75 to 1.00	2.00%	1.00%	0.35%
≤0.75 to 1.00	1.75%	.75%	0.30%

"Class A Revolving Facility Termination Date": July 31, 2018, subject, however, to earlier termination of the Total Commitments pursuant to the terms of this Agreement.
"Commitment Fee Rate": the rate per annum as set forth in the fee rate grid in the definition of "Applicable Margin".
"Issuing Lender": JPMorgan Chase Bank, N.A. and Citibank, N.A., each in its respective capacity as issuer of any Letter of Credit, in each case up to the amount set forth next to such Issuing Lender's name on Schedule 1.1A attached hereto, and any other Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Lender and the Administrative Agent, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit.
"L/C Commitment": an amount equal to $250,000,000.
"Non-U.S. Lender": Each Lender that is not a "United States Person" as defined in Section 7701(a)(30) of the Code.
"Other Taxes": all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).
"United States" or "U.S.": means the United States of America.
(b)  The defined term "Non-Excluded Taxes" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety, and all references thereto in the Credit Agreement are hereby deemed deleted and shall have no further force and effect:

(c)  The following defined terms are added to Section 1.1 of the Credit Agreement as follows:

"Anti-Corruption Laws": all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
"Connection Income Taxes": Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
"Excluded Taxes": any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans, any Letter of Credit or Commitments pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loans, any Letter of Credit or Commitments (other than pursuant to an assignment request by the Borrower under Section 2.19) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 2.16(e) or Section 2.16(f), and (d) any U.S. Federal withholding Taxes imposed under FATCA.
"Indemnified Taxes" : (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes.
"Other Connection Taxes": with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).
"Participant Register": as defined in Section 10.6(b).
"Recipient": (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable.
"Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
"Sanctioned Country": at any time, a country or territory which is the subject or target of any Sanctions.
"Sanctioned Person": at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
"Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
"U.S. Tax Compliance Certificate": as defined in Section 2.16(f)(ii)(C).
(d)  Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"2.15  Requirements of Law.
(a) If (i) the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender or Issuing Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof, (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any requests, rules, guidelines, or directives thereunder or issued in connection therewith, regardless of the date enacted, adopted or issued or (iii) any requests, rules, guidelines or directives promulgated by the Bank for International Settlements or the Basel Committee on Banking Supervision (or any successor or similar authority), in each case pursuant to Basel III, regardless of the date actually enacted, adopted or issued:
(A)  shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
(B)  shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender that is not otherwise included in the determination of the Eurodollar Rate; or
(C)  shall impose on such Lender or Issuing Lender any other similar condition, cost or expense (other than taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender or such other Recipient, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable by such Lender or Issuing Lender or such other Recipient hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, Issuing Lender or such other Recipient, as the case may be, upon its demand, any additional amounts necessary to compensate such Lender, Issuing Lender or such other Recipient, as the case may be for such increased cost or reduced amount receivable. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower by providing a certificate along with reasonably detailed calculations of such additional amounts (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.
(b) If any Lender or Issuing Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital or liquidity adequacy or in the interpretation or application thereof or compliance by such Lender or the Issuing Lender or any corporation controlling such Lender or the Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, including compliance with (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any requests, rules, guidelines, or directives thereunder or issued in connection therewith, regardless of the date enacted, adopted or issued and (ii) any requests, rules, guidelines or directives promulgated by the Bank for International Settlements or the Basel Committee on Banking Supervision (or any successor or similar authority) pursuant to Basel III, made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's, or Issuing Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender, Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's, Issuing Lender's or such corporation's policies with respect to capital adequacy and liquidity) by an amount deemed by such Lender or the Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to the Borrower by providing a certificate along with reasonably detailed calculations of such additional amounts (with a copy to the

Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender, Issuing Lender or such corporation for such reduction.
(c) A certificate as to any additional amounts payable pursuant to this Section 2.15 submitted by any Lender or Issuing Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section 2.15, the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this Section 2.15 for any amounts incurred more than six months prior to the date that such Lender or Issuing Lender notifies the Borrower of such Lender's or Issuing Lender's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder."
(e)  Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"2.16  Taxes.
(a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c) The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 10.6(b) relating to the maintenance of a Participant Register and (iii) any Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.
(f) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(i)  any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(ii)  any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(A)  in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of

IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;
(B)  executed originals of IRS Form W-8ECI;
(C)  in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Non-U.S. Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed originals of IRS Form W-8BEN; or
(D) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner;
(iii)  any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(iv)  If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA and the rules and regulations promulgated pursuant thereto if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender's obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (f), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
In addition, each U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such U.S. Lender. Each U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).
(g) If the Administrative Agent or any Lender determines, in its reasonable discretion, that it has received a refund of any tax as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the tax giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.
(h) The agreements in this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(i) For purposes of this Section 2.16, the term "Lender" includes an Issuing Lender."
(f)  Section 2.21 of the Credit Agreement is amended to amend and restate the introductory text before clause (a) in its entirety with the following:

"Borrower may, at its option, at any time and from time to time prior to the Revolving Facility Termination Date, increase the Total Commitments up to a maximum aggregate principal amount not to exceed $750,000,000 by requesting the existing Lenders or new lenders to commitment to any such increase, provided that:"

For the avoidance of doubt, the maximum aggregate principal amount that the Total Commitments may be increased to in accordance with Section 2.21 of the Credit Agreement is $750,000,000.
(g)  Section 3.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"3.6  Obligations Absolute. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lenders that the Issuing Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit (provided that where an original Letter of Credit is required by the terms thereof, an original or duplicate original which has been indemnified by the beneficiary must be presented, and provided further that the foregoing shall not exculpate the Issuing Lender from liability to the Borrower for the Issuing Lender's gross negligence or willful misconduct as may be finally judicially determined in an independent action or proceeding brought by the Borrower against the Lender following payment of the Borrower's Reimbursement Obligations), or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of bad faith, gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower."
(h)  The introductory paragraph of Section 4 of the Credit Agreement is hereby amended and restated to read as follows:

"To induce the Administrative Agent, the Issuing Lenders and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent, the Issuing Lenders and each Lender that:"

(i)  Section 4.7 of the Credit Agreement is hereby amended to replace the word "taxes" with the defined term "Taxes" in each instance that it appears.

(j)  A new Section 4.16 is hereby added to the Credit Agreement as follows:

"4.16  Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions."
(k)  The introductory paragraph of Section 6 of the Credit Agreement is hereby amended and restated to read as follows:

"Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent obligations such as indemnities or increased costs) is owing to any Lender, any Issuing Lender or the Administrative Agent hereunder, Borrower shall:"
(l)  Section 6.8 of the Credit Agreement is hereby amended by adding a new clause (c) thereto as follows:

"(c)  The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions."
(m)  Section 6.10 of the Credit Agreement is hereby amended by adding the following sentence thereto:

"The Borrower will not request any Loan or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto."

(n)  The introductory paragraph of Section 7 of the Credit Agreement is hereby amended and restated to read as follows:

"Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent obligations such as indemnities or increased costs) is owing to any Lender, any Issuing Lender or the Administrative Agent hereunder:"
(o)  Section 8(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(c)  any Loan Party shall default in the observance or performance of any agreement contained in Section 6.3 (with respect to Borrower only), Section 6.10, Section 7.1, 7.3, 7.4, 7.6, 7.8, 7.10, 7.11, 7.12 or 7.13 of this Agreement or Section 1 of the Guarantee Agreement ; or"
(p)  Clause (d) of Section 10.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(d) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Administrative Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the properties owned by any Loan Parties and the reasonable fees and expenses of legal counsel in connection therewith or any actual or prospective claim, litigation, investigation by a Governmental Authority or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by Borrower or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee."
(q)  Section 10.6(b) of the Credit Agreement is hereby amended by adding the following sentences at the end of such section:

"Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19 with respect to any Participant. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register."
(r)  A new Schedule 1.1A is hereby added to the Credit Agreement in the form of Schedule 1.1A attached to this Amendment.

(s)  Exhibits D-1 and D-2 to the Credit Agreement are hereby deleted in their entirety and Exhibits D-1, D-2, D-3 and D-4 attached to this Amendment are added in their entirety to the Credit Agreement.

Section 2.  Commitments. On the Effective Date, (a) the Commitment of any Lender that is exiting the Credit Agreement and who executes this Amendment as an Exiting Lender (each, an "Exiting Lender") will be terminated, all outstanding amounts, if any, owing to an Exiting Lender will be repaid in full, and such Exiting Lender will cease to be a Lender under the Credit Agreement, as amended by this Second Amendment, (b) each Lender signatory hereto, other than an Exiting Lender, has a Commitment in the amount set forth opposite its name on Schedule 1.1 attached hereto, (c) Schedule 1.1 of the Credit Agreement is hereby replaced with a new Schedule 1.1 attached to this Second Amendment, and (d) for the avoidance of doubt, each Lender's interest in the Loans and participations in the Letters of Credit and Swingline Loans shall be allocated on the Effective Date in accordance with each Lender's applicable Commitment Percentage as set forth in the new Schedule 1.1 attached to this Second Amendment.

Section 3.  Effective Date. Subject to the satisfaction of the conditions set forth in Section 5 hereof, this Second Amendment shall be effective as of the date of this Second Amendment (the "Effective Date").

Section 4.  Representations. The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Lenders and the Lenders, as follows:

(a)  Each of the representations and warranties contained in the Credit Agreement, as amended by this Second Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b)  As of the date hereof and immediately after giving effect to this Second Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c)  Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Second Amendment; the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Second Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)  This Second Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any obligation owed under, any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which Borrower, any Subsidiary (other than an Excluded Subsidiary), or any Guarantor is a party or by which Borrower, any such Subsidiary, or any Guarantor, or any property of Borrower, any such Subsidiary, or any Guarantor, is bound or affected.

Section 5.  Conditions to the Effectiveness of this Agreement. It shall be a condition precedent to the effectiveness of this Second Amendment that each of the following conditions are satisfied:

(a)  the parties hereto shall have executed and delivered counterparts of this Second Amendment to the Administrative Agent;

(b)  each Guarantor shall have executed and delivered a Second Reaffirmation of Amended and Restated Guaranty, in the form of the Second Reaffirmation of Amended and Restated Guaranty attached hereto as Exhibit A;

(c)  the Administrative Agent shall have received such opinions as Administrative Agent may require (which opinions may be provided by in-house counsel to Borrower) concerning the due authorization, execution, delivery and enforceability of this Second Amendment and any other amendments, modifications and supplements to the Loan Documents entered into in connection herewith;

(d)  no Default or Event of Default shall exist as of the Effective Date; and

(e)  Borrower shall have paid to the Administrative Agent all of the Administrative Agent's reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Second Amendment.

Section 6.  Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower's obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 7.  Miscellaneous.

(a)  GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)  Amendments, Etc. The terms of this Second Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and Issuing Lenders).

(c)  Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and Issuing Lenders).

(d)  Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

(e)  Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart hereof.

(f)  Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

STANDARD PACIFIC CORP., as Borrower

By:	/s/ JEFF J. MCCALL
Name: Jeff J. McCall
Title: CFO

By:	/s/ DAVID VAZQUEZ
Name: David Vazquez
Title: Vice President - Treasury

Signature Page to Second Amendment – Standard Pacific Corp.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender

By:	/s/ MOHAMMAD S. HASAN
Name: Mohammad S. Hasan
Title: Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

CITIBANK, N.A., as a Class A Lender and as Issuing Lender

By:	/s/ JOHN ROWLAND
Name: John Rowland
Title: Vice President

CITICORP NORTH AMERICA, INC., as an Exiting Lender

By:	/s/ JOHN ROWLAND
Name: John Rowland
Title: Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

BANK OF AMERICA, N.A., as a Class A Lender

By:	/s/ ANN E. KENZIE
Name: Ann E. Kenzie
Title: Senior Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Class A Lender

By:	/s/ BILL O'DALY
Name: Bill O'Daly
Title: Authorized Signatory

By:	/s/ VIPUL DHADDA
Name: Vipul Dhadda
Title: Authorized Signatory

Signature Page to Second Amendment – Standard Pacific Corp.

TEXAS CAPITAL BANK, N.A., as a Class A Lender

By:	/s/ CAROLYNN ALENXANDER
Name: Carolynn Alexander
Title: Sr. Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

COMERICA BANK, as a Class A Lender

By:	/s/ DAVID PLATTNER
Name: David Plattner
Title: VP - Western Market

Signature Page to Second Amendment – Standard Pacific Corp.

MUFG UNION BANK, N.A. (f/k/a Union Bank, N.A.), as an Exiting Lender

By:	/s/ FRANK WU
Name: Frank Wu
Title: Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

BANK OF THE WEST, as a Class A Lender

By:	/s/ JON TARNOW
Name: Jon Tarnow
Title: Vice President

By:	/s/ BENJAMIN ARROYO
Name: Benjamin Arroyo
Title: Vice President - Syndications

Signature Page to Second Amendment – Standard Pacific Corp.

CALIFORNIA BANK & TRUST, a California banking corporation, as a Class A Lender

By:	/s/ MARISA DRURY
Name: Marisa Drury
Title: SVP

Signature Page to Second Amendment – Standard Pacific Corp.

U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender

By:	/s/ ADRIAN B. MONTERO
Name: Adrian B. Montero
Title: Senior Vice President

Signature Page to Second Amendment – Standard Pacific Corp.

EXHIBIT A
SECOND REAFFIRMATION OF AMENDED AND RESTATED GUARANTY
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned ("Guarantor"), as a guarantor under that certain Amended and Restated Guaranty, dated as of October 19, 2012, as reaffirmed by that certain Reaffirmation of Amended and Restated Guaranty dated September 26, 2013 and that certain Reaffirmation of Guaranty delivered as of October 24, 2013 (as so reaffirmed, the "Guaranty"), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.  By the execution hereof, such Guarantor hereby consents to the within Second Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.  References to the Guaranty in any or all of the Loan Documents shall be deemed to include references to the Guaranty as reaffirmed and ratified by this Second Reaffirmation of Amended and Restated Guaranty.
3.  Such Guarantor reaffirms that the Guaranty remains unchanged and in full force and effect.
4.  Such Guarantor reaffirms all of its respective obligations contained in the Guaranty, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guaranty and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guaranty or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Second Reaffirmation of Amended and Restated Guaranty.
5.  As of the date hereof and immediately after giving effect to this Second Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guaranty, as amended by this Second Amendment, are true and correct in all material respects.
6.  Such Guarantor acknowledges and agrees that it has entered into and delivered this Second Reaffirmation of Amended and Restated Guaranty of Guarantor's own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Second Reaffirmation of Amended and Restated Guaranty.
[Signature pages follow.]

IN WITNESS WHEREOF, each Guarantor has caused this Second Reaffirmation of Amended and Restated Guaranty to be duly executed and delivered as of this July 31, 2014.
GUARANTORS:

STANDARD PACIFIC OF COLORADO, INC.;
 HSP ARIZONA, INC.;
HWB INVESTMENTS, INC.;
STANDARD PACIFIC OF ARIZONA, INC.;
STANDARD PACIFIC OF FLORIDA GP, INC.;
STANDARD PACIFIC OF LAS VEGAS, INC.;
STANDARD PACIFIC OF ORANGE COUNTY, INC.;
STANDARD PACIFIC OF SOUTH FLORIDA GP, INC.;
STANDARD PACIFIC OF TAMPA GP, INC.;
STANDARD PACIFIC OF TEXAS, INC.;
STANDARD PACIFIC OF WALNUT HILLS, INC.;
STANDARD PACIFIC INVESTMENT CORP.;
STANDARD PACIFIC 1, INC.;
STREETMAN HOMES CORP.;
 WESTFIELD HOMES USA, INC.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

HILLTOP RESIDENTIAL, LTD
By:  Residential Acquisition GP, LLC
By:  Standard Pacific of South Florida
By:  Standard Pacific of South Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

[Signatures Continued on Next Page]

Signature page to Reaffirmation of Amended and Restated Guaranty

SP TALEGA, LLC
By:  Standard Pacific of Orange County, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF THE CAROLINAS, LLC
By:  Westfield Homes USA, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF FLORIDA;
STANDARD PACIFIC OF SOUTH FLORIDA
By:  Standard Pacific of Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF TAMPA
By:  Standard Pacific of Tampa GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

[Signatures Continued on Next Page]

Signature page to Reaffirmation of Amended and Restated Guaranty

TERRA/WINDING CREEK, LLC;
By:    Standard Pacific of Texas, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

BARRINGTON ESTATES, LLC;
CAMARILLO VILLAGE PARK, LLC;
HARBOR HIGHLANDS GROUP, LLC;
LAGOON VALLEY RESIDENTIAL, LLC;
MENIFEE DEVELOPMENT, LLC;
LB/L-DUC III ANTIOCH 330, LLC;
STANDARD PACIFIC OF TONNER HILLS, LLC
By:  Standard Pacific Corp.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Executive Vice President & Chief Financial Officer

[End of Signature Pages]

Signature page to Second Reaffirmation of Amended and Restated Guaranty

SCHEDULE 1.1

Commitments

Lender	Class A or Class B	Commitment	Revolving Percentage
JPMorgan Chase Bank, N.A.	Class A	$105,000,000	23.3333333
Citibank, N.A.	Class A	$100,000,000	22.2222222
Bank of America, N.A.	Class A	$75,000,000	16.6666667
Credit Suisse AG, Cayman Islands Branch	Class A	$75,000,000	16.6666667
Texas Capital Bank, N.A.	Class A	$20,000,000	4.4444444
Comerica Bank	Class A	$15,000,000	3.3333333
Bank of the West	Class A	$30,000,000	6.6666667
California Bank & Trust	Class A	$15,000,000	3.3333333
U.S. Bank National Association	Class A	$15,000,000	3.3333333
Totals		$450,000,000	100.000%

SCHEDULE 1.1A

Issuing Lender L/C Commitment Amounts

Name of Issuing Lender	Amount of L/C Commitment	% of total L/C Commitments
JPMorgan Chase Bank, N.A.	$125,000,000	50%
Citibank, N.A.	$125,000,000	50%

EXHIBIT D-1

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement October 19, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, as further amended by that certain Letter Agreement dated October, 24, 2013, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 31, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STANDARD PACIFIC CORP., a Delaware corporation (the "Borrower"), the lenders or other financial institutions that are parties as lenders, including the Swingline Lender and the Issuing Lenders (collectively, the "Lenders"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the "Administrative Agent").
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its Non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT D-2

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement October 19, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, as further amended by that certain Letter Agreement dated October, 24, 2013, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 31, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STANDARD PACIFIC CORP., a Delaware corporation (the "Borrower"), the lenders or other financial institutions that are parties as lenders, including the Swingline Lender and the Issuing Lenders (collectively, the "Lenders"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the "Administrative Agent").
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its Non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT D-3

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement October 19, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, as further amended by that certain Letter Agreement dated October, 24, 2013, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 31, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STANDARD PACIFIC CORP., a Delaware corporation (the "Borrower"), the lenders or other financial institutions that are parties as lenders, including the Swingline Lender and the Issuing Lenders (collectively, the "Lenders"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the "Administrative Agent").
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

EXHIBIT D-4

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement October 19, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2013, as further amended by that certain Letter Agreement dated October, 24, 2013, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of July 31, 2014 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STANDARD PACIFIC CORP., a Delaware corporation (the "Borrower"), the lenders or other financial institutions that are parties as lenders, including the Swingline Lender and the Issuing Lenders (collectively, the "Lenders"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the "Administrative Agent").
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]